DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Pennsylvania Municipal Money Market Fund for its 12-month reporting period ended September 30, 1997. Your Fund produced a yield of 2.99% and, after taking into account the effect of compounding, an effective yield of 3.03%.*
THE ECONOMY
    Second quarter Gross Domestic Product (GDP) growth slowed to 3.3% from 4.9% in the first quarter, but summer and early fall statistics depict a strong U.S. economy. The index of leading economic indicators rose solidly in July, as did retail and construction spending, while industrial production rose 0.7% in August. In fact, despite the UPS strike, recent production gains have been vigorous enough to outstrip the torrid pace of capacity expansion. Consumer confidence has also been climbing, reaching 127.6 in August and
128.6 in September, nearly equaling the 28-year high seen in June. While there were some signs of softness in September's economic statistics, most analysts view this as a pause,with the economy's fundamentals continuing to point to brisk growth ahead.
    Although economic strength has been a harbinger of higher inflation in the past, thus far the current expansion has not had a similar effect. Consumer prices - excluding food and energy costs, which fluctuate greatly - have risen at a scant 2.2% so far this year, down from 2.6% last year. However, a tightening labor market could foreshadow a turn toward higher prices ahead. Financial market volatility continues to reflect investor sensitivity to inflationary pressures, although the Federal Reserve Board's Open Market Committee (FOMC) has not raised the Federal Funds rate since March. On the positive side, the Asian currency crisis could blunt incipient U.S. inflationary pressures by curtailing exports to the region and exporters' earnings, thereby muting any potential rise in U.S. interest rates. During the past few months, interest rates on money market securities have remained virtually unchanged, although a drop in U.S. Treasury Bill issuance has produced slightly lower yields on maturities of three and six months.
MARKET ENVIRONMENT/PORTFOLIO
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure the Fund in such a way as to take advantage of these changing conditions in an effort to enhance the Fund's return while maintaining our commitment to high quality holdings.
    In response to the changes we anticipated in both cash flow and supply conditions, we began preparations in early June for extending the average maturity for your Fund. By creating a calendar of upcoming
Pennsylvania-exempt new issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believed would be attractive holdings for your Fund. The lack of supply of suitable Pennsylvania paper restrained the maturity extension to som e degree. However, the Commonwealth of Pennsylvania is expected to issue notes in late October providing your Fund additional opportunity to diversify and extend its average maturity. We expect to continue to purchase notes selectively in the coming months in seeking to maximize your Fund's current yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor any conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                   Very truly yours,

                          [Richard J. Moynihan signature logo]

                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                    SEPTEMBER 30, 1997
                                                                                                     Principal
Tax Exempt Investments-100.0%                                                                          Amount          Value
                                                                                                       -------        -------
Allegheny County Hospital Development Authority, Revenue, VRDN
  (Saint Francis Medical Center)
  4.15%, Series A (LOC; First National Bank of Chicago) (a,b)...............                    $    5,000,000  $   5,000,000
Allegheny County Port Authority, GAN
  3.85%, Series A, 6/30/98 (LOC; PNC Bank) (a)..............................                         3,000,000      3,000,000
Beaver County Industrial Development Authority, PCR, Refunding, VRDN
  (Atlantic Richfield Project) 4.15% (LOC; Atlantic Richfield Co.) (a,b)....                         3,650,000      3,650,000
Bucks County Industrial Development Authority, IDR, VRDN (Oxford Falls
Project)
  4.05% (Corp. Guaranty; Household Finance Corp.) (b).......................                           900,000        900,000
Butler County Industrial Development Authority, Revenue (Lutheran Welfare)
  4.25%, Series A, 11/3/97 (LOC; PNC Bank) (a)..............................                         4,000,000      4,002,107
Carbon County Industrial Development Authority, RRR, CP (Panther Creek
Partners):
  3.80%, Series A, 10/21/97 (LOC; National Westminster Bank) (a)............                         2,620,000      2,620,000
  3.75%, Series A, 12/19/97 (LOC; National Westminster Bank) (a)............                         3,350,000      3,350,000
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co.
Project)
  4.50% (LOC; Bank of Tokyo-Mitsubishi) (a,b)...............................                         1,700,000      1,700,000
Delaware County Industrial Development Authority, PCR, Refunding, CP
  (Philadelphia Electric) 3.60%, 12/23/97 (Insured; FGIC and LOC; FGIC) (a).                         7,600,000      7,600,000
Delaware County Industrial Development Authority, Revenue, VRDN
  (Medical and Conference Center) 4.05% (LOC; Norwest Bank of Minnesota) (a,b)                       3,900,000      3,900,000
Delaware Valley Regional Finance Authority, Local Government Revenue, VRDN
  4.15%, Series D (LOC; Credit Suisse) (a,b)................................                         3,000,000      3,000,000
Emmaus General Authority, Revenue, VRDN:
  4.20%, Series F-7 (LOC; Marine Midland Bank) (a,b)........................                         3,000,000      3,000,000
  4.05% (Liquidity Facility; Credit Suisse and LOC; FSA) (a,b)..............                         5,000,000      5,000,000
Erie County Industrial Development Authority, Revenue, VRDN
  (McInnes Steel Co. Project) 3.95% (LOC; Huntington National Bank) (a,b)...                         1,100,000      1,100,000
Lehigh County Industrial Development Authority, Industrial and Commercial
  Development Revenue, VRDN (Radnor/Lehigh Corp. Project)
  4.175% (LOC; Dresdner Bank) (a,b).........................................                         8,175,000      8,175,000
Montgomery County Industrial Development Authority, Revenue, CP:
  3.55%, 11/18/97 (LOC; Deutsche Bank) (a)..................................                         3,400,000      3,400,000
  3.75%, 12/17/97 (LOC; Deutsche Bank) (a)..................................                         2,000,000      2,000,000
State of Pennsylvania, CP
  3.60%, 12/10/97 (LOC; Bayerische Landesbank) (a)..........................                         4,000,000      4,000,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN:
  4.10%, Series B (LOC; Student Loan Marketing Association) (a,b)...........                         4,500,000      4,500,000
  4.10%, Series C (LOC; Student Loan Marketing Association) (a,b)...........                         4,200,000      4,200,000
Pennsylvania Higher Educational Facilities Authority,
  College and University Revenues, Refunding, VRDN (College of Optometry)
  3.95% (LOC; First Union National Bank of North Carolina) (a,b)............                         3,790,000      3,790,000

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1997
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount         Value
                                                                                                       -------        -------
Philadelphia:
  CP 3.75%, 11/13/97 (LOC; Fuji Bank) (a)...................................                    $    4,800,000  $   4,800,000
  TRAN 4.50%, Series A, 6/30/98.............................................                         3,000,000      3,010,745
Philadelphia Redevelopment Authority, Redevelopment Notes (Southwark Plaza
Project)
  3.85%, 12/30/97 (Insured; FGIC)...........................................                         6,000,000      6,000,000
Schuylkill County Industrial Development Authority, VRDN:
  Revenue (Pine Grove Landfill Inc.)
    4% (LOC; Meridan Bank Corp.) (a,b)......................................                         7,000,000      7,000,000
  RRR, Refunding (Northeastern Power Co.)
    3.90%, Series B (LOC; Credit Locale de France) (a,b)....................                         2,100,000      2,100,000
Sewickley Valley Hospital Authority, Revenue, Refunding (Sewickley Valley
Hospital)
  3.55%, Series B, 12/15/97.................................................                         2,700,000      2,700,000
Temple University of the Commonwealth System of Higher Education
  (University Funding Obligation) 4.75%, 5/18/98............................                         4,000,000      4,020,509
Venango Industrial Development Authority, RRR, CP (Scrubgrass Project):
  3.70%, 11/20/97 (LOC; National Westminster Bank) (a)......................                         2,500,000      2,500,000
  3.85%, 12/11/97 (LOC; National Westminster Bank) (a)......................                         2,700,000      2,700,000
  3.70%, 12/17/97 (LOC; National Westminster Bank) (a)......................                         3,100,000      3,100,000
Washington County Authority, LR, VRDN (Higher Education Pooled Equipment
Lease)
  4.10%, Series A (LOC; First Union National Bank of North Carolina) (a,b)..                         5,595,000      5,595,000
York General Authority, Pooled Finance Revenue, VRDN
  4.05% (LOC; First Union National Bank of North Carolina) (a,b)............                         8,000,000      8,000,000
                                                                                                                      -------
TOTAL INVESTMENTS (cost $129,413,361).......................................                                     $129,413,361
                                                                                                                      =======

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
CP            Commercial Paper                                   LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       RRR     Resources Recovery Revenue
GAN           Grant Anticipation Notes                           TRAN    Tax and Revenue Anticipation Notes
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          ------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              93.7%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         6.3
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
  (a)Secured by letters of credit. At September 30, 1997, 86.1% of the Fund's net assets are backed by letters of credit issued by corporations, domestic banks, foreign banks and government agencies, of which First Union National Bank of North Carolina and National Westminster Bank provided letters of credit to 13.3% and 10.9% of the Fund's net assets, respectively.
  (b)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
  (c)Fitch currently provides creditworthiness information for a limited number of investments.
  (d)P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
  (e)Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                         SEPTEMBER 30, 1997
                                                                                                          Cost            Value
                                                                                                       --------          --------
ASSETS:                          Investments in securities-See Statement of Investments            $129,413,361      $129,413,361
                                 Cash.......................................                                            1,027,706
                                 Interest receivable........................                                              709,264
                                                                                                                         --------
                                                                                                                      131,150,331
                                                                                                                         --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             59,354
                                 Accrued expenses and other liabilities.....                                               39,981
                                                                                                                         --------
                                                                                                                           99,335
                                                                                                                         --------
NET ASSETS..................................................................                                         $131,050,996
                                                                                                                         ========
REPRESENTED BY:                  Paid-in capital............................                                         $131,075,045
                                 Accumulated net realized gain (loss) on investments                                      (24,049)
                                                                                                                         --------
NET ASSETS..................................................................                                         $131,050,996
                                                                                                                         ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                          131,075,045
NET ASSET VALUE, offering and redemption price per share....................                                                $1.00
                                                                                                                         ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $5,016,455
EXPENSES:                    Management fee-Note 2(a).......................                    $   686,709
                             Shareholder servicing costs-Note 2(b)..........                        124,473
                             Professional fees..............................                         40,093
                             Custodian fees.................................                         17,939
                             Registration fees..............................                         17,490
                             Trustees' fees and expenses-Note 2(c)..........                          8,894
                             Prospectus and shareholders' reports...........                          7,746
                             Miscellaneous..................................                          9,519
                                                                                                     ------
                               Total Expenses...............................................                            912,863
                                                                                                                         ------
INVESTMENT INCOME-NET.......................................................                                          4,103,592
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                             (2,544)
                                                                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,101,048
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended           Year Ended
                                                                                       September 30, 1997   September 30, 1996
                                                                                                ----------          ----------
OPERATIONS:
  Investment income-net...............................................                     $     4,103,592     $     4,462,075
  Net realized gain (loss) on investments.............................                              (2,544)                107
  Net unrealized appreciation (depreciation) on investments...........                               ----                 (115)
                                                                                                  --------            --------
    Net Increase (Decrease) in Net Assets Resulting from Operations...                           4,101,048           4,462,067
                                                                                                  --------            --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                          (4,103,592)         (4,462,075)
                                                                                                  --------            --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.......................................                         289,225,274         342,462,567
  Dividends reinvested................................................                           3,919,938           4,189,968
  Cost of shares redeemed.............................................                        (314,009,714)       (337,465,853)
                                                                                                  --------            --------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (20,864,502)          9,186,682
                                                                                                  --------            --------
        Total Increase (Decrease) in Net Assets.......................                         (20,867,046)          9,186,674
NET ASSETS:
  Beginning of Period.................................................                         151,918,042         142,731,368
                                                                                                  --------            --------
  End of Period.......................................................                       $ 131,050,996       $ 151,918,042
                                                                                                  ========            ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended September 30,
                                                            --------------------------------------------------------------
PER SHARE DATA:                                                1997        1996        1995        1994        1993
                                                               ----        ----        ----        ----        ----
    Net asset value, beginning of period.........            $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................              .030        .030        .034        .025        .024
                                                               ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........             (.030)      (.030)      (.034)      (.025)      (.024)
                                                               ----        ----        ----        ----        ----
    Net asset value, end of period...............            $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ----        ----        ----        ----        ----
                                                               ----        ----        ----        ----        ----
TOTAL INVESTMENT RETURN..........................              3.03%       3.04%       3.50%       2.54%       2.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               .66%        .68%        .42%        .20%        .28%
    Ratio of net investment income
      to average net assets......................              2.99%       3.00%       3.45%       2.51%       2.41%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                .-         .01%        .27%        .47%        .45%
    Net Assets, end of period (000's Omitted)....          $131,051    $151,918    $142,731    $140,723    $135,096
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $21,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through September 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 expires in fiscal 2003 and $17,800 expires in fiscal 2004.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $45,973 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $71,014 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Pennsylvania Municipal Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 3, 1997


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            104AR979
Registration Mark
[Dreyfus logo]
Pennsylvania
Municipal Money
Market Fund
Annual Report
September 30, 1997